Exhibit 5.1

May 9, 2014

Genesis Energy, L.P.

919 Milam, Suite 2100

Houston, Texas 77002

Re:	Genesis Energy, L.P.

Registration Statement Form S-3

Ladies and Gentlemen:

We have acted as counsel to Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), in connection with the registration, pursuant to a registration statement on Form S-3, as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of up to $400,000,000 aggregate amount of securities (the “Securities”) consisting of (a) common units (the “Common Units”) representing limited partnership interests in the Partnership, (b) preferred securities (the “Preferred Securities”) representing limited partnership interests in the Partnership, (c) subordinated securities (the “Subordinated Securities” and, together with the Common Units and the Preferred Securities, the “LP Equity Securities”) representing limited partnership interests in the Partnership, (d) the Partnership’s options to purchase LP Equity Securities (the “Options”), (e) the Partnership’s warrants to purchase LP Equity Securities or Debt Securities (defined below) (the “Warrants”), (f) the Partnership’s rights to purchase LP Equity Securities (the “Rights”), (g) the Partnership’s senior debt securities, as to which the Partnership’s subsidiary, Genesis Energy Finance Corporation, a Delaware corporation (“Genesis Finance”), may be co-issuer, in one or more series (the “Senior Debt Securities”), and the Partnership’s subordinated debt securities, as to which Genesis Finance may be co-issuer, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Partnership Debt Securities”) and (h) guarantees (the “Guarantees”) of Partnership Debt Securities by the subsidiaries (the “Subsidiary Guarantors”) listed on Schedule I hereto and named in the Registration Statement (the Partnership Debt Securities, together with (if such Partnership Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities”) or any combination of the foregoing, each on terms to be determined at the time of each offering. For purposes of this opinion, the term “Specified Subsidiary Guarantors” means the Subsidiary Guarantors other than (i) Genesis Pipeline Alabama, LLC, (ii) Red River Terminals, L.L.C. and (iii) TDC, L.L.C.; and the term “Other Subsidiary Guarantors” means the Subsidiary Guarantors other than the Specified Subsidiary Guarantors. This opinion is being furnished at the request of the Partnership and in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

We have examined originals or certified copies of (i) a form of the Indenture for the Senior Debt Securities filed as Exhibit 4.13 to the Registration Statement to be entered into by the Partnership, Genesis Finance, the Subsidiary Guarantors and U.S. Bank National Association, as trustee, the form and terms (including whether Genesis Finance is co-issuer thereof and any Guarantees) of any series of

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May 9, 2014

Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.14 to the Registration Statement to be entered into by the Partnership, Genesis Finance, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including whether Genesis Finance is co-issuer thereof and any Guarantees) of any series of Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or a supplemental indenture to such Indenture and (iii) the agreement of limited partnership of the Partnership as in effect on the date hereof (the “Partnership Agreement”) and such other partnership, corporate or limited liability company records of the Partnership, Genesis Finance and the Specified Subsidiary Guarantors and other certificates and documents of officials of the Partnership, Genesis Finance and the Specified Subsidiary Guarantors and public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. We have also assumed the existence and entity power of each party to the Indenture other than the Partnership, Genesis Finance and the Specified Subsidiary Guarantors. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the general partner of the Partnership, Genesis Finance and the Specified Subsidiary Guarantors, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

1.

With respect to Securities constituting Common Units, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Common Units, the terms of the offering thereof and related matters and (ii) such Common Units have been duly issued and delivered, with certificates representing such Common Units having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the register of Common Units of the Partnership, in accordance with the terms of any applicable definitive purchase, underwriting or similar agreement or, if such Common Units are issuable upon exchange, conversion or exercise of Preferred Securities or Subordinated Securities, the applicable amendment to the Partnership Agreement or certificate of designations therefor to the extent required under the Delaware LP Act (defined below) or the Partnership Agreement, or if such Common Units are issuable upon the exercise of Securities constituting Options, the applicable Option Agreement (defined below) therefor, or if such Common Units are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (defined below) therefor, or if such Common Units are issuable pursuant to Rights, the applicable Rights Agreement (defined below) therefor, against payment (or delivery) of the consideration therefor provided for therein, or if such Common Units are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable officers’ certificate, supplemental indenture or Indenture therefor, against payment (or delivery) of the consideration therefor provided for therein, such Common Units (including any Common Units duly issued (a) upon exchange or conversion of any Securities constituting

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May 9, 2014

Preferred Securities or Subordinated Securities that are exchangeable for or convertible into Common Units, (b) upon exercise of any Securities constituting Options or Warrants that are exercisable for Common Units, (c) pursuant to any Securities constituting Rights providing for the purchase of Common Units or (d) upon exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Common Units), will have been duly authorized in accordance with the Partnership Agreement and validly issued and will be fully paid and non-assessable.

2.	With respect to Securities constituting Preferred Securities, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Preferred Securities, the terms of the offering thereof and related matters, (ii) the Partnership has taken all necessary action to designate and establish the terms of such Preferred Securities and has amended the Partnership Agreement and caused a certificate of designations with respect to such Preferred Securities to be prepared and filed with the Secretary of State of the State of Delaware (the “Secretary of State” ) to the extent required under the Delaware LP Act and the Partnership Agreement, and (iii) such Preferred Securities have been duly issued and delivered, with certificates representing such Preferred Securities having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the register of Preferred Securities of the Partnership, in accordance with the terms of any applicable definitive purchase, underwriting or similar agreement or, if such Preferred Securities are issuable upon the exercise of Securities constituting Options, the applicable Option Agreement therefor, or if such Preferred Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Preferred Securities are issuable pursuant to Rights, the applicable Rights Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, or if such Preferred Securities are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable officers’ certificate, supplemental indenture or Indenture therefor, against payment (or delivery) of the consideration therefor provided for therein, such Preferred Securities (including any Preferred Securities duly issued (a) upon exercise of any Securities constituting Options or Warrants that are exercisable for Preferred Securities, (b) pursuant to any Securities constituting Rights providing for the purchase of Preferred Securities or (c) upon exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Preferred Securities), will have been duly authorized in accordance with the Partnership Agreement and validly issued and will be fully paid and non-assessable.

3.

With respect to Securities constituting Subordinated Securities, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Subordinated Securities, the terms of the offering thereof and related matters, (ii) the Partnership has taken all necessary action to designate and establish the terms of such Subordinated Securities and has amended the Partnership Agreement and caused a certificate of designations with respect to such Subordinated Securities to be prepared and filed with the Secretary of State to the extent required under the Delaware LP Act and the Partnership Agreement and (iii) such Subordinated Securities have been duly issued and delivered, with certificates representing such Subordinated Securities having been duly

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executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the register of Subordinated Securities of the Partnership, in accordance with the terms of any applicable definitive purchase, underwriting or similar agreement or, if such Subordinated Securities are issuable upon the exercise of Securities constituting Options, the applicable Option Agreement therefor, or if such Subordinated Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Subordinated Securities are issuable pursuant to Rights, the applicable Rights Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, or if such Subordinated Securities are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable officers’ certificate, supplemental indenture or Indenture therefor, against payment (or delivery) of the consideration therefor provided for therein, such Subordinated Securities (including any Subordinated Securities duly issued (a) upon exercise of any Securities constituting Options or Warrants that are exercisable for Subordinated Securities, (b) pursuant to any Securities constituting Rights providing for the purchase of Subordinated Securities or (c) upon exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Subordinated Securities), will have been duly authorized in accordance with the Partnership Agreement and validly issued and will be fully paid and non-assessable.

4.	With respect to Securities constituting Options, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Options, the terms of the offering thereof and related matters and (ii) such Options have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Option Agreement and such authorization and approval related to such Options and the terms of the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Options will have been duly authorized in accordance with the Partnership Agreement and will be valid and binding obligations of the Partnership.

5.	With respect to Securities constituting Warrants, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the offering thereof and related matters and (ii) such Warrants have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and such authorization and approval related to such Warrants and the terms of the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Warrants will have been duly authorized in accordance with the Partnership Agreement and will be valid and binding obligations of the Partnership.

6.	With respect to Securities constituting Rights, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Rights, the terms of the offering thereof and related matters and (ii) such Rights have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Rights Agreement and such authorization and approval related to such Rights and the terms of the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Rights will have been duly authorized in accordance with the Partnership Agreement and will be valid and binding obligations of the Partnership.

Genesis Energy, L.P.

May 9, 2014

7.

With respect to Securities constituting Debt Securities (including, if Partnership Debt Securities are guaranteed by Guarantees, such Partnership Debt Securities and such Guarantees), when (i) the Partnership and, if the Debt Securities constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance, and if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, the Subsidiary Guarantors (together with the Partnership and Genesis Finance, the “Obligors”) have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any officers’ certificate or supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including, if Debt Securities constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance, and if Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, the applicable Subsidiary Guarantors) with the terms of such Debt Securities (including whether Genesis Finance is co-issuer thereof) and, if Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, such Guarantees having been set forth in such Indenture or a supplemental indenture or an officers’ certificate delivered pursuant thereto, (iii) the Trustee under the applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), (iv) such Debt Securities (including, if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Board of Directors of the general partner of the Partnership or duly authorized committee thereof (the “GP Board”) and, if such Debt Securities constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, the applicable resolution of the Board of Directors of Genesis Finance or duly authorized committee thereof (the “Finance Board”) or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement against payment (or delivery) of the consideration therefor provided for therein, or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Securities or Subordinated Securities, the amendment to the Partnership Agreement or certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein and (v) if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees of Other Subsidiary Guarantors, such Guarantees (including any Guarantees of Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock or Subordinated Securities that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of each of the applicable Other Subsidiary Guarantors, such Debt Securities (including, if Partnership

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Debt Securities are guaranteed by Guarantees, such Partnership Debt Securities and such Guarantees and including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Securities or Subordinated Securities that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) (x) will have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of the Partnership and, if such Debt Securities constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance and, if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, each of the applicable Specified Subsidiary Guarantors and (y) will be valid and binding obligations of each such Obligor, enforceable against such Obligor in accordance with their terms.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

(A)

We have assumed that, in the case of each offering and sale of Securities, (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and, if such Securities constitute Debt Securities, the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Securities constitute (a) Common Units issuable upon exchange or conversion of Securities constituting Preferred Securities or Subordinated Securities, (b) LP Equity Securities issuable upon exercise of Securities constituting Warrants or Options, (c) LP Equity Securities issuable upon purchase pursuant to Securities constituting Rights, (d) LP Equity Securities issuable upon exchange or conversion of Securities constituting Debt Securities or (e) Debt Securities issuable upon exercise of Securities constituting Warrants or upon exchange or conversion of Securities constituting Preferred Securities or Subordinated Securities, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Partnership and the other parties thereto; (v) at the time of the issuance of such Securities, the Partnership and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities guaranteed by Guarantees, each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation, formation or organization and (b) will have the necessary corporate, limited liability company or partnership power and due authorization, and the Partnership Agreement and other organizational or charter documents of the Partnership, Genesis Finance and each of the other Obligors will be in full force and effect and will not have been amended, restated, supplemented or otherwise altered, and there will have been no authorization of any such amendment, restatement, supplement or other alteration, since the date hereof;

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(vi) the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the Partnership Agreement or other organizational document of the Partnership, and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities guaranteed by Guarantees, each of the other Obligors, and the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of any applicable law, regulation or administrative order or any agreement or instrument binding upon any such Obligor and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body (including any securities exchange on which the Partnership’s securities are listed for trading) having jurisdiction over any such Obligor and, if such Securities constitute Options, in conformity with the applicable Option Agreement therefor and the applicable authorization and approval of the Partnership relating to such Options and, if such Securities constitute Warrants, in conformity with the applicable Warrant Agreement therefor and the applicable authorization and approval of the Partnership relating to such Warrants and, if such Securities constitute Rights, in conformity with the applicable Rights Agreement therefor and the applicable authorization and approval of the Partnership related to such Rights and, if such Securities constitute Debt Securities, in conformity with the applicable Indenture, supplemental indenture or officers’ certificate and the applicable resolution of the GP Board and, if such Debt Securities constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, the applicable Indenture, supplemental indenture or officers’ certificate and the applicable resolution of the Finance Board; (vii) if such Securities constitute LP Equity Securities in respect of underlying Preferred Securities or Subordinated Securities, (a) sufficient LP Equity Securities, as applicable, will be authorized for issuance under the Partnership Agreement that have not otherwise been issued or reserved for issuance and (b) the consideration for the issuance and sale of such LP Equity Securities established by the GP Board and provided for in the applicable definitive purchase, underwriting or similar agreement (or, if (A) such Common Units are issuable upon exchange or conversion of Securities constituting Preferred Securities or Subordinated Securities, the amendment to the Partnership Agreement or certificate of designations therefor to the extent required under the Delaware LP Act and the Partnership Agreement; (B) such LP Equity Securities are issuable upon exercise of Securities constituting Options, the applicable Option Agreement therefor; (C) such LP Equity Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor; (D) such LP Equity Securities are issuable upon purchase pursuant to Securities constituting Rights, the applicable Rights Agreement therefor; or (E) such LP Equity Securities are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor) will not violate the terms of the Partnership Agreement or the Delaware LP Act; (viii) if (a) such Securities constitute Common Units issuable upon exchange or conversion of Securities constituting Preferred Securities, the action with respect to such Preferred Securities referred to in paragraph 2 above will have been taken, (b) such Securities constitute Common Units issuable upon exchange or conversion of Securities constituting Subordinated Securities, the action with respect to such Subordinated Securities referred to in paragraph 3 above will have been taken, (c) such

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Securities constitute LP Equity Securities issuable upon exercise of Securities constituting Options, the action with respect to such Options referred to in paragraph 4 above will have been taken, (d) such Securities constitute LP Equity Securities issuable upon exercise of Securities constituting Warrants, the action with respect to such Warrants referred to in paragraph 5 above will have been taken, (e) such Securities constitute LP Equity Securities issuable under Securities constituting Rights, the action with respect to such Rights referred to in paragraph 6 above will have been taken, (f) if such Securities constitute LP Equity Securities issuable upon exchange or conversion of Securities constituting Debt Securities, the action with respect to such Debt Securities referred to in paragraph 7 above will have been taken or (g) if such Securities constitute Debt Securities issuable upon exercise of Securities constituting Warrants or upon exchange or conversion of Securities constituting Preferred Securities or Subordinated Securities, the action with respect to such Warrants, Preferred Securities or Subordinated Securities referred to in paragraph 5, paragraph 2 or paragraph 3, respectively, above will have been taken; (ix) if (a) such Securities constitute Preferred Securities or Subordinated Securities that are exchangeable for or convertible into Securities constituting Common Units or Debt Securities, the Partnership will have taken all necessary action to authorize and approve the issuance of such Common Units or Debt Securities upon exchange or conversion of such Preferred Securities or Subordinated Securities, as applicable, the terms of such exchange or conversion and related matters and to reserve such Common Units for issuance upon such exchange or conversion, (b) such Securities constitute Options that are exercisable for Securities constituting LP Equity Securities, the Partnership will have taken all necessary action to authorize and approve the issuance of such LP Equity Securities, as applicable, upon the exercise of such Options (including, in the case of Preferred Securities or Subordinated Securities, an amendment to the Partnership Agreement and the filing of a certificate of designations with respect to such Preferred Securities or Subordinated Securities with the Secretary of State to the extent required under the Delaware LP Act and the Partnership Agreement), the terms of such exercise and related matters and to reserve such LP Equity Securities for issuance upon exercise, (c) such Securities constitute Warrants that are exercisable for Securities constituting LP Equity Securities or Debt Securities, the Partnership will have taken all necessary action to authorize and approve the issuance of such LP Equity Securities or Debt Securities, as applicable, upon the exercise of such Warrants (including, in the case of Preferred Securities or Subordinated Securities, an amendment to the Partnership Agreement and the filing of a certificate of designations with respect to such Preferred Securities or Subordinated Securities with the Secretary of State to the extent required under the Delaware LP Act and the Partnership Agreement), the terms of such exercise and related matters and to reserve such LP Equity Securities for issuance upon exercise, (d) such Securities constitute Rights providing for the purchase of Securities constituting LP Equity Securities, the Partnership will have taken all necessary action to authorize and approve the issuance of such LP Equity Securities, as applicable, upon the exercise of such Rights (including, in the case of Preferred Securities or Subordinated Securities, an amendment to the Partnership Agreement and the filing of a certificate of designations with respect to such Preferred Securities or Subordinated Securities with the Secretary of State to the extent required under the Delaware LP Act and the Partnership Agreement), the terms of such exercise and related matters and to reserve such LP Equity Securities for issuance upon purchase or (e) such Securities constitute Debt Securities that are

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May 9, 2014

exchangeable for or convertible into Securities constituting LP Equity Securities, the Partnership will have then taken all necessary action to authorize and approve the issuance of such LP Equity Securities upon exchange or conversion of such Debt Securities (including, in the case of Preferred Securities or Subordinated Securities, an amendment to the Partnership Agreement and the filing of a certificate of designations with respect to such Preferred Securities or Subordinated Securities with the Secretary of State to the extent required under the Delaware LP Act and the Partnership Agreement), the terms of such exchange or conversion and related matters and to reserve such LP Equity Securities for issuance upon such exchange or conversion; (x) if such Securities constitute Options, an option agreement (the “Option Agreement”) related to such Options and not including any provision that is unenforceable against the Partnership will have been duly authorized, executed and delivered by the Partnership and a bank or trust company to be selected by the Partnership, as option agent; (xi) if such Securities constitute Warrants, a warrant agreement (the “Warrant Agreement”) related to such Warrants and not including any provision that is unenforceable against the Partnership will have been duly authorized, executed and delivered by the Partnership and a bank or trust company to be selected by the Partnership, as warrant agent; (xii) if such Securities constitute Rights, a rights agreement (the “Rights Agreement” and, together with the Option Agreement, the Warrant Agreement and the Indenture, an “Instrument”) related to such Rights and not including any provision that is unenforceable against the Partnership will have been duly authorized, executed and delivered by the Partnership and a bank or trust company to be selected by the Partnership, as rights agent; (xiii) if such Securities constitute Partnership Debt Securities, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the Partnership or, if Genesis Finance is co-issuer thereof, Genesis Finance; (xiv) if such Securities constitute Partnership Debt Securities guaranteed by Guarantees, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the applicable Subsidiary Guarantors; and (xv) if such Securities constitute Options, Warrants, Rights or Debt Securities, the applicable Instrument will constitute the legal, valid and binding obligation of each party thereto other than the Partnership (and if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Genesis Finance is co-issuer, Genesis Finance, and if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors), enforceable against such party in accordance with its terms.

(B)	We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of (i) the federal Laws of the United States; (ii) the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”); (iii) the Limited Liability Company Act of the State of Delaware (the “Delaware LLC Act”); (iv) the Delaware General Corporation Law (the “DGCL”); (v) the Laws of the State of Texas; and (vi) the Laws of the State of New York. As used herein, the terms “Delaware LP Act,” “Delaware LLC Act” and “DGCL” include the statutory provisions contained therein and all applicable provisions of the Delaware Constitution and reported judicial decisions interpreting these laws.

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May 9, 2014

(C)	The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

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Genesis Energy, L.P.

May 9, 2014

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Schedule I

Subsidiary Guarantors

Jurisdiction of Formation or Organization
BR Port Services, LLC	Delaware
Casper Express Pipeline, LLC	Delaware
Davison Petroleum Supply, LLC	Delaware
Davison Transportation Services, Inc.	Delaware
Davison Transportation Services, LLC	Delaware
GEL CHOPS GP, LLC	Delaware
GEL CHOPS I, L.P.	Delaware
GEL CHOPS II, L.P.	Delaware
GEL Louisiana Fuels, LLC	Delaware
GEL Odyssey, LLC	Delaware
GEL Offshore, LLC	Delaware
GEL Offshore Pipeline, LLC	Delaware
GEL Poseidon, LLC	Delaware
GEL Sekco, LLC	Delaware
GEL Tex Marketing, LLC	Delaware
GEL Wyoming, LLC	Delaware
Genesis BR, LLC	Delaware
Genesis CHOPS I, LLC	Delaware
Genesis CHOPS II, LLC	Delaware
Genesis CO2 Pipeline, L.P.	Delaware
Genesis Crude Oil, L.P.	Delaware
Genesis Davison, LLC	Delaware
Genesis Energy, LLC	Delaware
Genesis Free State Holdings, LLC	Delaware
Genesis Marine, LLC	Delaware
Genesis Natural Gas Pipeline, L.P.	Delaware
Genesis NEJD Holdings, LLC	Delaware
Genesis Odyssey, LLC	Delaware
Genesis Offshore, LLC	Delaware
Genesis Pipeline Alabama, LLC	Alabama
Genesis Pipeline Texas, L.P.	Delaware
Genesis Pipeline USA, L.P.	Delaware
Genesis Poseidon, LLC	Delaware
Genesis Rail Services, LLC	Delaware
Genesis Sekco, LLC	Delaware
Genesis Syngas Investments, L.P.	Delaware
Milam Services, Inc.	Delaware
Pronghorn Rail Services, LLC	Delaware
Red River Terminals, L.L.C.	Louisiana
TDC Services, LLC	Delaware
TDC, L.L.C.	Louisiana
Texas City Crude Oil Terminal, LLC	Delaware